United States
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 30, 2011

FNB BANCORP
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 30, 2011, the registrant announced that its Board of Directors has declared a quarterly cash dividend of six cents per share on the Company’s Common Stock totaling approximately $200,368.08. The dividend is payable to shareholders of record as of October 31, 2011, payable on November 18, 2011.

A copy of the News Release issued by the registrant on October 20, 2011 correcting the record date from October 28 to October 31, 2011 , is attached to this report as Exhibit 99.01 and is incorporated here by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.01	News Release dated October 20, 2011, announcing a cash dividend payable on November 18, 2011 and amending the record date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (Registrant)

Dated: October 20, 2011.	By:	/s/ Dave A. Curtis
Dave A. Curtis
Senior Vice President and
Chief Financial Officer